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                                                                      EXHIBIT 23
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (No. 333-69449) of Dana Corporation of our report dated June 21, 2000 relating to the financial statements of the Dana Corporation Employee Incentive and Savings Investment Plan, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
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    PricewaterhouseCoopers LLP
    Toledo, Ohio
    June 30, 2000